FIRST ADDENDUM TO

PROMISSORY NOTE

(Development Expenses)

$4,000,000.00 Date: December 20, 2012

This First Addendum to Promissory Note (Development Expenses)(this "First Addendum") is dated and effective as of April 11, 2013

1. EXTENSION OF MATURITY DATE. The parties executing this First Addendum (the "Coronus Parties") have previously entered into the Promissory Note identified above (the "Promissory Note"). The Coronus Parties and Clean Focus Financing Company, LP, as Lender under the Promissory Note, agree that, provided the Coronus parties to the Promissory Note are actively negotiating in good faith the terms and conditions of that certain Stock Purchase Agreement between Redwood Solar Development, LLC, a Delaware limited liability company ("Redwood") and Coronus Solar, Inc., a company incorporated under the laws of Canada ("Coronus Solar"), the Maturity Date shall continue to be extended on a day for day basis until the earlier of: i) the execution of the Stock Purchase Agreement between Redwood and Coronus Solar, or ii) 31 days after the total Advances equal $4,000,000.00 or iii) July 15, 2013.

2. RATIFICATION. Except as the Maturity Date has been modified and extended in accordance with Section 1., immediately above, the Coronus Parties agree that the Promissory Note is ratified and confirmed in full and remains in full force and effect.

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3. **IN WITNESS WHEREOF**, the Lender and Borrower has executed and delivered this Promissory Note as of the day and year first above written.

LENDER:

CLEAN FOCUS FINANCING COMPANY, LP,
a Delaware limited partnership

By: CLEAN FOCUS MANAGEMENT, LLC

Its: GENERAL PARTNER

By: Stanley Chin

Name: Stanley Chin

Title: Manager

BORROWER:

CORONUS ENERGY CORP., a Delaware corporation

By: [signature]

Name: Jeff Thachuk

Title: President

CORONUS 29-PALMS NORTH 1 LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS 29-PALMS NORTH 2 LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS 29-PALMS NORTH 3 LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS YUCCA VALLEY EAST 1 LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS YUCCA VALLEY EAST 2 LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS YUCCA VALLEY EAST 3LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS JOSHUA TREE EAST 1 LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS JOSHUA TREE EAST 2 LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS JOSHUA TREE EAST 3 LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS JOSHUA TREE EAST 4 LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS JOSHUA TREE EAST 5 LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS APPLE VALLEY EAST 1 LLC, a Delaware limited liability company

By: [signature]

Name: Jeff Thachuk

Its: President

CORONUS APPLE VALLEY EAST 2 LLC, a Delaware limited liability company

By: [signature]

Name: Jefferson Thachuk

Its: President

CORONUS ADELANTO WEST 1 LLC, a Delaware limited liabilitv company

By: [signature]

Name: Jefferson Thachuk

Its: President

CORONUS ADELANTO WEST 2 LLC, a Delaware limited liability company

By: [signature]

Name: Jefferson Thachuk

Its: President